ABERDEEN FUNDS

Aberdeen Emerging Markets Debt Local Currency Fund

Supplement to the Statutory Prospectus dated April 25, 2011.

The following replaces the chart in the section on “Portfolio Managers” beginning on page 4:

Name	Title	Length of Service on the Fund
Viktor Szabó	Portfolio Manager	Since Inception
Kevin Daly	Portfolio Manager	Since Inception
Brett Diment	Portfolio Manager	Since Inception
Edwin Gutierrez	Portfolio Manager	Since Inception
Max Wolman	Portfolio Manager	Since Inception

The following replaces the section entitled “Portfolio Management” beginning on page 21:

Portfolio Management

Emerging Markets Debt Local Currency Fund

The Fund is managed by a team of investment professionals.  The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Viktor Szabó, Portfolio Manager (AAMISL)

Viktor Szabó is a portfolio manager on the emerging markets debt team. Viktor joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management.  Previously, Viktor worked for Credit Suisse Asset Management Hungary (2008 - 2009) as country chief investment officer. Prior to that, Viktor worked for the National Bank of Hungary from 2000 till 2008, ultimately, serving as the head of market analysis team.  Viktor holds an MSc in Economics from the Corvinus University of Budapest and is a CFA Charterholder.  CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Kevin Daly, Portfolio Manager (AAMISL)

Kevin Daly is a portfolio manager on the emerging markets debt team. Kevin joined Aberdeen in 2007 having spent the previous ten years at Standard & Poor’s in London and Singapore. During that time Kevin worked as a credit market analyst covering global emerging markets, and then in the sovereign ratings team as head of marketing and origination. Kevin also participated in the sovereign ratings committee, and was one of the initial members of the emerging market council, formed to advise senior management on business and market developments in emerging markets. Kevin graduated with a BA in English Literature from the University of California Los Angeles.

Brett Diment, Head of Emerging Market Debt (AAMISL)

Brett Diment is the head of emerging markets on the debt team. Mr. Diment joined AAMISL via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Mr. Diment held the same role at Deutsche Asset Management since 1999. Mr. Diment joined Deutsche Asset Management in 1991 as a graduate and started researching emerging markets in 1995. Mr. Diment graduated with a B.Sc. from the London School of Economics.

Edwin Gutierrez, Portfolio Manager (AAMISL)

Edwin Gutierrez is a portfolio manager on the emerging markets debt team. Edwin joined Aberdeen following the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005.  Edwin held the same role since joining in Deutsche in 2000.  Previously, Edwin worked as an emerging debt portfolio manager at Invesco Asset Management and as a Latin American economist at LGT Asset Management. Edwin graduated with an MSc from Georgetown University.

Max Wolman, Portfolio Manager (AAMISL)

Max Wolman is a portfolio manager on the emerging markets debt team, responsible for wider emerging debt analysis including external and corporate issuers. Max is a member of the emerging market debt investment committee and is also responsible for the daily implementation of the investment process. Max joined Aberdeen in 2001 from Liontrust Asset Management. Max graduated with a BA (Hons) in Business Management.

THIS SUPPLEMENT IS DATED July 29, 2011.

Please keep this supplement for future reference.

ABERDEEN FUNDS

Aberdeen Emerging Markets Debt Local Currency Fund

Supplement to the Statement of Additional Information dated April 25, 2011.

The following replaces the Aberdeen Asset Management Investment Services Limited portion of the chart in the section entitled “Other Managed Accounts” on page A-3:

Aberdeen Asset Management Investment Services Limited
Viktor Szabó

•      Mutual Funds: 4 accounts, $615.8 total assets

•      Other Pooled Investment Vehicles: 61 accounts, $11,592.8 total assets

•      Other Accounts: 193 accounts, $36,549.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Kevin Daly

•      Mutual Funds: 4 accounts, $615.8 total assets

•      Other Pooled Investment Vehicles: 61 accounts, $11,592.8 total assets

•      Other Accounts: 193 accounts, $36,549.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Brett Diment

•      Mutual Funds: 4 accounts, $615.8 total assets

•      Other Pooled Investment Vehicles: 65 accounts, $12,759.4 total assets

•      Other Accounts: 194 accounts, $36,619.1 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

THIS SUPPLEMENT IS DATED July 29, 2011.

Please keep this supplement for future reference.